                                                                   Exhibit 10.20
                                                                   -------------


                        Secured Promissory Installment
                           Note With Interest Added

         (Uniform Commercial code Art. 3 et. seq., Civil Code Sects.,
              1671 et. seq., Civil Code Sect. 2954.4(a) et. seq.)



                               PLACE OF DELIVERY


Auburn, County of Placer, State of California,
$150,000.00 Dollars, November 28, 1995


                                   AGREEMENT

FOR VALUE RECEIVED, I (we), the undersigned Borrower(s), (jointly and severally), promise to PAY TO THE ORDER OF Mountain People's Warehouse, payee/lender(s), ("Lender") at its office at 12745 Earhart Ave., Auburn, CA 95602, at the times specified below, the sum of $150,000.00 dollars, (the "Principal"), together with interest thereon at the rate of 7.00 percent per annum (computed on the basis of a 360-day year).

THE PRINCIPAL AND THE AGGREGATE OF THE INTEREST thereon shall each be payable in 130 equal successive installments in the aggregate amount of $1,389.72 Dollars ($_________) each. The first such installment shall be paid on the 28th day of February, 1996, and subsequent installments shall be paid via payroll deductions, until all such payments have been made.


                                 LATE CHARGES

BORROWER AGREES that in the event that any of the installment payments provided for herein is unpaid for at least 90 days, it would be impracticable or extremely difficult to fix the actual damages resulting to the Lender. therefore, Borrower agrees to pay to the Lender the sum of $10 upon any such default, as liquidated damages and not as a penalty, to compensate the Lender for the expenses of administering the default. Only one such late charge shall be collected on any installment regardless of the period during which it remains in default. The aggregate of the late charges collected in connection with this loan, or any renewal thereof, shall not exceed one percent (1%) of the balance owed.

                                 ACCELERATION

     THE HOLDER of this Note may, at its option, accelerate the maturity of all installments to become due hereunder upon the occurrence of any of the following events affecting any of the parties to this Note, either make, endorser, surety, or guarantor, by making an entry to that effect on its records, in which event the unpaid balance of this Note (being the total of the monthly installments unpaid at the time together with any fines which have been charged and remain unpaid) shall become immediately due and payable without demand or notice:

     a.   Failure to make any installment payment as it falls due;
     b.   Insolvency or commission of any act of insolvency;
     c.   Filing of a petition in bankruptcy, either voluntary or involuntary;
     d. Institution of any proceeding under any bankruptcy or insolvency laws relating to the relief of debtors;
     e.   Entry of judgement;
     f.   Appointment of a receiver;
     g. Issuance of writ of attachment, order of garnishment, order or subpoena in supplementary proceedings, execution or other similar process;
     h.   Death of Michael Funk, (Borrower or any party); or,
     i. Assignment, mortgage, or pledge of accounts receivable or other property without the written consent of the holder thereof.

THE HOLDER of this Note may, at its option, accelerate the maturity of all installments to become due hereunder at any time it considers the security for the loan underlying this Note to be unsatisfactory or insufficient and the Borrower does not, on demand, furnish such further collateral or make such payment on account as is satisfactory to the holder.

THE HOLDER of this Note may, at its option, accelerate the maturity of all installments to become due hereunder if at any time in the sole opinion of the holder, the financial responsibility of the Borrower(s) becomes impaired or unsatisfactory to the holder.


                     DISPOSITION OF COLLATERAL ON DEFAULT

THE COLLATERAL now or hereafter delivered to the Lender shall be deemed to be security for the payment of this Note (and any other liabilities of the undersigned to the Lender) and in case of default in payment of this Note, (or any other notes of the undersigned, either as maker, co-maker or endorser, held by the Lender), or in case that collateral should experience a decline in value or for any reason become unsatisfactory to the Lender, full power and authority is hereby given to the Lender, in addition to other rights, to SELL, ASSIGN, AND DELIVER the whole or any part of that collateral security property at public or private sale, WITHOUT DEMAND, ADVERTISEMENT OR NOTE TO THE UNDERSIGNED, which are hereby expressly waived and released. At any such sale, the Lender may purchase any or all of the property sold free from any claim or right of redemption of the undersigned, which are hereby WAIVED AND RELEASED except as provided by law.


                     COLLECTION COSTS AND ATTORNEYS' FEES

BORROWER AGREES to pay the actual expenditures in any attempt to collect the amount due, including the cost of retaking, keeping, and storing any collateral security property or any articles specified in any agreements, chattel mortgages, or conditional sale agreements given as collateral security or otherwise for this Note.

BORROWER AGREES that if any legal action is necessary to enforce or collect this Note or any other obligations for non-payment at maturity, the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief to which that party may be entitled. This provision shall be applicable to the entire Note.


                           GRACE PERIOD FOR PAYMENT

NO EXTENSION of time for payment of all or any part of the amount owing hereon at any time or times shall affect the liability of any of the Borrower, or any surety, guarantor, or endorser of this Note. The Borrower and all sureties, guarantors, endorsers, hereby severally waive demand and presentment for payment, notice of non-payment, notice of protest, and protest of this Note.


                            WAIVER OF TRIAL BY JURY

EACH PARTY hereto, including the Borrower and any endorser, surety, or guarantor, waives and will waive all right to trial by jury in any action or proceeding instituted in respect to this Note.

                            SECURITY OR COLLATERAL

This Note is secured by the following:

     1.   Personal Guaranty

Signed on this 28th day of November, 1995.


/s/ Michael S. Funk/Judith A. Funk
- ------------------------------------         ___________________________________
    (Signature of Borrower)                       (Typed Name of Borrower)

/s/ Michael S. Funk
- ------------------------------------         ___________________________________
    (Signature of Lender)                         (Typed Name of Lender)

                                  Disclaimer

This document is only a general form which may be proper for use in simple transactions and in no way acts, or is intended to act, as a substitute for the advice of an attorney. The printer does not make any warranty, either express or implied, as to the merchantability or fitness for a particular purpose, or as to the legal validity of any provision of the suitability of these forms in any specific transaction.


                                   GUARANTY

Mountain People's Warehouse, Inc. ("Company) has loaned $150,000.00 to Michael
S. Funk. As an inducement to Company to grant credit, the undersigned certify that they are financially solvent and capable of paying their debts when due.
In consideration of credit given or to be given, advances made or to be made, or other financial accommodations afforded or to be afforded by Company, its successors and assigns, the undersigned jointly and severally guarantee the full and prompt payment at maturity and at all times thereafter of any and all indebtedness, obligations and liability arising out of the account, including interest, late charges, and costs accrued thereon. Further, if the account, or this Guaranty becomes delinquent and goes to any attorney or collection agency for collection, the undersigned guarantee and agree to pay all reasonable legal fees and costs incurred.


DATED this 28 day of November, 1995.

/s/ Michael S. Funk
- -------------------------------
Michael S. Funk
Guarantor

/s/ Judith Funk
- -------------------------------
Judith Funk
Co-Guarantor

                                                           02/12/1996     Page 1
- --------------------------------------------------------------------------------

FUNK

- --------------------------------------------------------------------------------


Compound Period...................:  Biweekly

Nominal Annual Rate...............:  7.000  %
Effective Annual Rate.............:  7.241   %
Periodic Rate.....................:  0.2692 %
Daily Rate........................:  0.01918%

CASH FLOW DATA

- -------------------------------------------------------------------------------------------------------
     Event                Start Date          Amount            Number Period           End Date
- -------------------------------------------------------------------------------------------------------
 1 Loan                11/28/1995              150,000.00       1

 2 Payment             02/28/1996                1,389.72     130 Biweekly          02/07/2001

AMORTIZATION SCHEDULE - Normal Amortization

        Date               Payment          Interest             Principal             Balance
- -------------------------------------------------------------------------------------------------------
 Loan 11/28/1995                                                                       150,000.00

 1995 Totals                    0.00             0.00                  0.00
 1     02/28/1996           1,389.72         2,673.32              1,283.60-           151,283.60
 2     03/13/1996           1,389.72           407.30                982.42            150,301.18
 3     03/27/1996           1,389.72           404.66                985.06            149,316.12
 4     04/10/1996           1,389.72           402.00                987.72            148,328.40
 5     04/24/1996           1,389.72           399.35                990.37            147,338.03
 6     05/08/1996           1,389.72           396.68                993.04            146,344.99
 7     05/22/1996           1,389.72           394.01                995.71            145,349.28
 8     06/05/1996           1,389.72           391.32                998.40            144,350.88
 9     06/19/1996           1,389.72           388.64              1,001.08            143,349.80
 10    07/03/1996           1,389.72           385.94              1,003.78            142,346.02
 11    07/17/1996           1,389.72           383.24              1,006.48            141,339.54
 12    07/31/1996           1,389.72           380.53              1,009.19            140,330.35
 13    08/14/1996           1,389.72           377.81              1,011.91            139,318.44
 14    08/28/1996           1,389.72           375.09              1,014.63            138,303.81
 15    09/11/1996           1,389.72           372.36              1,017.36            137,286.45
 16    09/25/1996           1,389.72           369.62              1,020.10            136,266.35

                                                           02/12/1996     Page 1
- --------------------------------------------------------------------------------

FUNK

- --------------------------------------------------------------------------------

        Date          Payment       Interest        Principal        Balance
- --------------------------------------------------------------------------------
 17    10/09/1996      1,389.72        366.87         1,022.85       135,243.50
 18    10/23/1996      1,389.72        364.12         1,025.60       134,217.90
 19    11/06/1996      1,389.72        361.36         1,028.36       133,189.54
 20    11/20/1996      1,389.72        358.59         1,031.13       132,158.41
 21    12/04/1996      1,389.72        355.81         1,033.91       131,124.50
 22    12/18/1996      1,389.72        353.03         1,036.69       130,087.81
 1996 Totals          30,573.84     10,661.65        19,912.19
 23    01/01/1997      1,389.72        350.24         1,039.48       129,048.33
 24    01/15/1997      1,389.72        347.44         1,042.28       128,006.05
 25    01/29/1997      1,389.72        344.63         1,045.09       126,960.96
 26    02/12/1997      1,389.72        341.82         1,047.90       125,913.06
 27    02/26/1997      1,389.72        339.00         1,050.72       124,862.34
 28    03/12/1997      1,389.72        336.17         1,053.55       123,808.79
 29    03/26/1997      1,389.72        333.33         1,056.39       122,752.40
 30    04/09/1997      1,389.72        330.49         1,059.32       121,693.17
 31    04/23/1997      1,389.72        327.64         1,062.08       120,631.09
 32    05/07/1997      1,389.72        324.78         1,064.94       119,566.15
 33    05/21/1997      1,389.72        321.91         1,067.81       118,498.34
 34    06/04/1997      1,389.72        319.03         1,070.69       117,427.65
 35    06/18/1997      1,389.72        316.15         1,073.57       116,354.08
 36    07/02/1997      1,389.72        313.26         1,076.46       115,277.62
 37    07/16/1997      1,389.72        310.36         1,079.36       114,198.26
 38    07/30/1997      1,389.72        307.46         1,082.26       113,116.00
 39    08/13/1997      1,389.72        304.54         1,085.18       112,030.82
 40    08/27/1997      1,389.72        301.62         1,088.10       110,942.72
 41    09/10/1997      1,389.72        298.69         1,091.03       109,851.69
 42    09/24/1997      1,389.72        295.75         1,093.97       108,757.72
 43    10/08/1997      1,389.72        292.81         1,096.91       107,660.81
 44    10/22/1997      1,389.72        289.86         1,099.86       106,560.95
 45    11/05/1997      1,389.72        286.89         1,102.83       105,458.12
 46    11/19/1997      1,389.72        283.93         1,105.79       104,352.33
 47    12/03/1997      1,389.72        280.95         1,108.77       103,243.56
 48    12/17/1997      1,389.72        277.96         1,111.76       102,131.80

                                                           02/12/1996     Page 1
- --------------------------------------------------------------------------------

FUNK

- --------------------------------------------------------------------------------

        Date               Payment          Interest             Principal             Balance
- -------------------------------------------------------------------------------------------------------
 49    12/31/1997           1,389.72           274.97              1,114.75            101,017.05
 1997 Totals               37,522.44         8,451.68             29,070.76
 50    01/14/1998           1,389.72           271.97              1,117.75             99,899.30
 51    01/28/1998           1,389.72           268.96              1,120.76             98,778.54
 52    02/11/1998           1,389.72           265.94              1,123.78             97,654.76
 53    02/25/1998           1,389.72           262.92              1,126.80             96,527.96
 54    03/11/1998           1,389.72           259.88              1,129.84             95,398.12
 55    03/25/1998           1,389.72           256.84              1,132.88             94,265.24
 56    04/08/1998           1,389.72           253.79              1,135.93             93,129.31
 57    04/22/1998           1,389.72           250.73              1,138.99             91,990.32
 58    05/06/1998           1,389.72           247.67              1,142.05             90,848.27
 59    05/20/1998           1,389.72           244.59              1,145.13             89,703.14
 60    06/03/1998           1,389.72           241.51              1,148.21             88,554.93
 61    06/17/1998           1,389.72           238.42              1,151.30             87,403.63
 62    07/01/1998           1,389.72           235.32              1,154.40             86,249.23
 63    07/15/1998           1,389.72           232.21              1,157.51             85,091.72
 64    07/29/1998           1,389.72           229.09              1,160.63             83,931.09
 65    08/12/1998           1,389.72           225.97              1,163.75             82,767.34
 66    08/26/1998           1,389.72           222.84              1,166.88             81,600.46
 67    09/09/1998           1,389.72           219.69              1,170.03             80,430.43
 68    09/23/1998           1,389.72           216.54              1,173.18             79,257.25
 69    10/07/1998           1,389.72           213.38              1,176.34             78,080.91
 70    10/21/1998           1,389.72           210.22              1,179.50             76,901.41
 71    11/04/1998           1,389.72           207.40              1,182.68             75,718.73
 72    11/18/1998           1,389.72           203.86              1,185.86             74,532.87
 73    12/02/1998           1,389.72           200.67              1,189.05             73,343.82
 74    12/16/1998           1,389.72           197.46              1,192.26             72,151.56
 75    12/30/1998           1,389.72           194.25              1,195.47             70,956.09
 1998 Totals               36,132.72         6,071.76             30,060.96
 76    01/13/1999           1,389.72           191.04              1,198.68             69,757.41
 77    01/27/1999           1,389.72           187.81              1,201.91             68,555.50
 78    02/10/1999           1,389.72           184.57              1,205.15             67,350.35
 79    02/24/1999           1,389.72           181.33              1,208.39             66,141.96

                                                           02/12/1996     Page 1
- --------------------------------------------------------------------------------

FUNK

- --------------------------------------------------------------------------------

        Date               Payment          Interest             Principal             Balance
- -------------------------------------------------------------------------------------------------------
 80    03/10/1999           1,389.72           178.07              1,211.65            64,930.31
 81    03/24/1999           1,389.72           174.81              1,214.91            63,715.40
 82    04/07/1999           1,389.72           171.54              1,218.18            62,497.22
 83    04/21/1999           1,389.72           168.26              1,221.46            61,275.76
 84    05/05/1999           1,389.72           164.97              1,224.75            60,051.01
 85    05/19/1999           1,389.72           161.68              1,228.04            58,822.97
 86    06/02/1999           1,389.72           158.37              1,231.35            57,591.62
 87    06/16/1999           1,389.72           155.05              1,234.67            56,356.95
 88    06/30/1999           1,389.72           151.73              1,237.99            55,118.96
 89    07/14/1999           1,389.72           148.40              1,241.32            53,877.64
 90    07/28/1999           1,389.72           145.06              1,244.66            52,632.98
 91    08/11/1999           1,389.72           141.70              1,248.02            51,384.96
 92    08/25/1999           1,389.72           138.34              1,251.38            50,133.58
 93    09/08/1999           1,389.72           134.98              1,254.74            48,878.84
 94    09/22/1999           1,389.72           131.60              1,258.12            47,620.72
 95    10/06/1999           1,389.72           128.21              1,261.51            46,359.21
 96    10/20/1999           1,389.72           124.81              1,264.91            45,094.30
 97    11/03/1999           1,389.72           121.41              1,268.31            43,825.99
 98    11/17/1999           1,389.72           117.99              1,271.73            42,554.26
 99    12/01/1999           1,389.72           114.57              1,275.15            41,279.11
 100   12/15/1999           1,389.72           111.14              1,278.58            40,000.53
 101   12/29/1999           1,389.72           107.69              1,282.03            38,718.50
 1999 Totals               36,132.72         3,895.13             32,237.59
 102   01/12/2000           1,389.72           104.24              1,285.48            37,433.02
 103   01/26/2000           1,389.72           100.78              1,288.94            36,144.08
 104   02/09/2000           1,389.72            97.31              1,292.41            34,851.67
 105   02/23/2000           1,389.72            93.83              1,295.89            33,555.78
 106   03/08/2000           1,389.72            90.34              1,299.38            32,256.40
 107   03/22/2000           1,389.72            86.84              1,302.88            30,953.52
 108   04/05/2000           1,389.72            83.34              1,306.38            29,647.14
 109   04/19/2000           1,389.72            79.82              1,309.90            28,337.24
 110   05/03/2000           1,389.72            76.29              1,313.43            27,023.81
 111   05/17/2000           1,389.72            72.76              1,316.96            25,706.85

                                                           02/12/1996     Page 1
- --------------------------------------------------------------------------------

FUNK

- --------------------------------------------------------------------------------

        Date               Payment          Interest             Principal             Balance
- -----------------------------------------------------------------------------------------------------
 112   05/31/2000          1,389.72             69.21              1,320.51            24,386.34
 113   06/14/2000          1,389.72             65.66              1,324.06            23,062.28
 114   06/28/2000          1,389.72             62.09              1,327.63            21,734.65
 115   07/12/2000          1,389.72             58.52              1,331.20            20,403.45
 116   07/26/2000          1,389.72             54.93              1,334.79            19,068.66
 117   08/09/2000          1,389.72             51.34              1,338.38            17,730.28
 118   08/23/2000          1,389.72             47.74              1,341.98            16,388.30
 119   09/06/2000          1,389.72             44.12              1,345.60            15,042.70
 120   09/20/2000          1,389.72             40.50              1,349.22            13,693.48
 121   10/04/2000          1,389.72             36.87              1,352.85            12,340.63
 122   10/18/2000          1,389.72             33.22              1,356.50            10,984.13
 123   11/01/2000          1,389.72             29.57              1,360.15             9,623.98
 124   11/15/2000          1,389.72             25.91              1,363.81             8,260.17
 125   11/29/2000          1,389.72             22.24              1,367.48             6,892.69
 126   12/13/2000          1,389.72             18.56              1,371.16             5,521.53
 127   12/27/2000          1,389.72             14.87              1,374.85             4,146.68
 2000 Totals              36,132.72          1,560.90             34,571.82
 128   01/10/2001          1,389.72             11.16              1,378.56             2,768.12
 129   01/24/2001          1,389.72              7.45              1,382.27             1,385.85
 130   02/07/2001          1,389.72              3.87              1,385.85                 0.00
 2001 Totals               4,169.16             22.48              4,146.68
 Grand Totals            180,663.60         30,663.60            150,000.00

Last interest amount increased by 0.14 due to rounding.